October 13, 2017

SELECTIVE OPPORTUNITY FUND (the “Fund”)

Supplement to the Prospectus dated January 28, 2017

Effective immediately, the Sector/Industry Risk” disclosure on page 2 of the Fund’s prospectus is deleted in its entirety and replaced as follows:

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Effective immediately, the Sector/Industry Risk” disclosure on page 6 of the Fund’s prospectus is deleted in its entirety and replaced as follows:

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the financial services sector, it will be exposed to additional risk related to changes in government regulations that affect the scope of activities of sector companies, the prices they can charge, and the amount of capital they must maintain. To the extent the Fund focuses its investments in the information technology sector, it may be subject to the following risks: rapidly changing technologies; short life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2017, and retain it for future reference.